UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 9, 2005

JETBLUE AIRWAYS CORPORATION

 (Exact name of registrant as specified in its charter)

Delaware	000-49728	87-0617894
(State of Other Jurisdiction of	(Commission	(I.R.S. Employer
Incorporation)	File Number)	Identification No.)

118-29 Queens Boulevard, Forest Hills, New York  11375

(Address of principal executive offices) (Zip Code)

(718) 709-3026

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01               Other Events

                On March 9, 2005, JetBlue Airways Corporation (“JetBlue”) issued a press release announcing a proposed public offering of approximately $250 million aggregate principal amount of Convertible Debentures due 2035.  A copy of the press release is filed herewith as Exhibit 99.1.  In addition, in connection with this offering, JetBlue has elected to file by this report an exhibit to its Registration Statement on Form S-3, File No. 333-119549.

Item 9.01               Financial Statements and Exhibits

                (c)           Exhibits

Exhibit Number	Description

25.1	Statement of Eligibility of Trustee on Form T-1, as Trustee under the Indenture for Debt Securities.

99.1	Press Release dated March 9, 2005, titled “JetBlue Announces Proposed Offering Of Convertible Debentures.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

JETBLUE AIRWAYS CORPORATION

Date: March 9, 2005	By:	/s/ HOLLY NELSON
Vice President and Controller (principal accounting officer)

EXHIBIT INDEX

Exhibit Number	Exhibit

25.1	Statement of Eligibility of Trustee on Form T-1, as Trustee under the Indenture for Debt Securities.

99.1	Press Release dated March 9, 2005, titled “JetBlue Announces Proposed Offering Of Convertible Debentures.”